Exhibit 10.3

Execution Version

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of March 18, 2022, by and among the Persons listed on the signature pages hereof as “Grantors” and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a “Grantor” and collectively, the “Grantors”), and U.S. Bank Trust company, National Association, in its capacity as Collateral Agent under the Indenture referred to below (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture, of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”), by and among Independence Contract Drilling, Inc., a Delaware corporation (“Issuer”), the Guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee and Collateral Agent, the Issuer will issue Notes pursuant to the terms and conditions thereof;

WHEREAS, Agent has agreed to act as Collateral Agent for the benefit of the Secured Parties in connection with the transactions contemplated by the Indenture and this Agreement;

WHEREAS, in order to induce the Holders to purchase the Notes as provided for in the Indenture and the other Note Documents, each Grantor has agreed to grant to Agent, for the benefit of the Holders, a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations (as defined below); and

WHEREAS, each Grantor (other than Issuer) is an Affiliate or a Subsidiary of Issuer and, as such, will benefit by virtue of the Notes purchased from Issuer by the Holders.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions; Construction.
(a)All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Indenture.  Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code (including, without limitation, Account, Account Debtor, Chattel Paper, Commercial Tort Claims, Deposit Account, Drafts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Inventory, Investment Property, Instruments, Letters of Credit, Letter of Credit Rights, Promissory Notes, Proceeds, Securities Account and Supporting Obligations) shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Indenture; provided, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern.  In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

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(i)“ABL Blocked Account” means any account maintained by any Grantor at Wells Fargo Bank, National Association, or any other bank agreed to by the ABL Agent from which deposited funds are transferred to the ABL Agent pursuant to the terms of the ABL Credit Agreement.
(ii)“ABL Control Agent” has the meaning specified therefor in the Intercreditor Agreement.
(iii)“ABL Control Collateral” has the meaning specified therefor in the Intercreditor Agreement.
(iv)“ABL Documents” has the meaning specified therefor in the Intercreditor Agreement.
(v)“Acquisition Documents” means the agreements, instruments and documents evidencing, or entered into in connection with, an Acquisition (including a Permitted Acquisition) by a Grantor.
(vi)“Activation Instruction” has the meaning specified therefor in Section 7(k) hereof.
(vii)“Agent” has the meaning specified therefor in the preamble to this Agreement.
(viii)“Agreement” has the meaning specified therefor in the preamble to this Agreement.
(ix)“Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s Goods or General Intangibles related to such information).
(x)“Cash Dominion Event” means the occurrence of either of the following: (A) the occurrence and continuance of any Event of Default, or (B) a Cash Dominion Event (as defined in the ABL Documents as in effect on the Issue Date).
(xi)“Cash Dominion Period” means the period commencing after the occurrence of a Cash Dominion Event and continuing until the date when (A) no Event of Default shall exist and be continuing and (B) no Cash Dominion Event (as defined in the ABL Documents as in effect on the Issue Date) shall exist and be continuing.
(xii)“Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

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(xiii)“Collateral” has the meaning specified therefor in Section 3 hereof.
(xiv)“Collection Account” means a Deposit Account of a Grantor which is used exclusively for deposits of collections and proceeds of Collateral and not as a disbursement or operating account upon which checks or other drafts may be drawn.
(xv)“Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1.
(xvi)“Controlled Account” has the meaning specified therefor in Section 7(k) hereof.
(xvii)“Controlled Account Agreements” means those certain cash management agreements, in form and substance reasonably satisfactory to Agent and the Required Holders (it being agreed that any agreement requiring the Agent to indemnify or reimburse a Controlled Account Bank in Agent’s own capacity shall not be satisfactory to the Agent), each of which is executed and delivered by a Grantor, Agent, and one of the Controlled Account Banks.
(xviii)“Controlled Account Bank” has the meaning specified therefor in Section 7(k) hereof.
(xix)“Copyright Security Agreement” means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit A.
(xx)“Copyrights” means any and all rights in any works of authorship, including (A) copyrights and moral rights, (B) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 2, (C) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and (E) all of each Grantor’s rights corresponding thereto throughout the world.
(xxi)“Discharge of ABL Priority Obligations” has the meaning specified therefor in the Intercreditor Agreement.
(xxii)“Excluded Accounts” means Deposit Accounts (A) specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for any Grantor’s employees, (B) utilized as a fiduciary or trust account exclusively for the benefit of an unaffiliated third party, (C) for the sole purpose of holding cash or Cash Equivalents that serves as collateral or security for any letter of credit or other obligation not prohibited by the Indenture, and (D) with balances on deposit which do not exceed $100,000 in the aggregate at any one time for all such Deposit Accounts (for the avoidance of doubt, Controlled Accounts and any other Deposit Account subject to a Control Agreement shall not be Excluded Accounts).
(xxiii)“Excluded Assets” has the meaning specified therefor in Section 3.

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(xxiv)“Excluded Pledged Interests” has the meaning specified therefor in Section 3.
(xxv)“General Intangibles” means general intangibles (as that term is defined in the Code), and includes payment intangibles, software, contract rights, rights to payment, rights under Hedge Agreements (including the right to receive payment on account of the termination (voluntarily or involuntarily) of such Hedge Agreements), rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, route lists, rights to payment and other rights under Acquisition Documents, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, monies due or recoverable from pension funds, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, Goods, Investment Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.
(xxvi)“Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.
(xxvii)“Indenture” has the meaning specified therefor in the recitals to this Agreement.
(xxviii)“Intellectual Property” means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.
(xxix)“Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (A) any licenses or other similar rights provided to such Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (B) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by such Specified Party, in each case, including (x) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses, which shall be deemed not to be “Intellectual Property Licenses”), (y) the license agreements listed on Schedule 3, and (z) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Holders’ rights under the Note Documents.
(xxx)“Investment Property” means (A) any and all investment property, and (B) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

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(xxxi)“Issuer” has the meaning specified therefor in the recitals to this Agreement.
(xxxii)“Joinder” means each Joinder to this Agreement executed and delivered by Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.
(xxxiii)“Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code).
(xxxiv)“Patent Security Agreement” means each Patent Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit B.
(xxxv)“Patents” means patents and patent applications, including (A) the patents and patent applications listed on Schedule 4, (B) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and (E) all of each Grantor’s rights corresponding thereto throughout the world.
(xxxvi)“Pledged Companies” means each Person listed on Schedule 5 as a “Pledged Company”, together with each other Person, all or a portion of whose Equity Interests are acquired or otherwise owned by a Grantor after the Issue Date and is required to be pledged pursuant to Section 3.38 of the Indenture.
(xxxvii)“Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, powers or remedies, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.
(xxxviii)“Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C.
(xxxix)“Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

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(xl)“Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.
(xli)“Proceeds” has the meaning specified therefor in Section 3.
(xlii)“PTO” means the United States Patent and Trademark Office.
(xliii)“Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.
(xliv)“Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.
(xlv)“Secured Obligations” means each and all of the following: (A) all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement, the Indenture, or any of the other Note Documents, and (B) all other Obligations of Issuer and all other Guaranteed Obligations of each Guarantor (including, in the case of each of clauses (A) and (B), any interest, fees, charges, costs or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding); provided that “Secured Obligations” shall include all fees of, reimbursement of expenses incurred by, indemnifications, damages and any other liabilities payable to, each of the Trustee and Agent.
(xlvi)“Secured Parties” means the Agent, the Trustee and the Holders.
(xlvii)“Security Interest” has the meaning specified therefor in Section 3.
(xlviii)“Supporting Obligations” means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Property.
(xlix)“Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit D.
(l)“Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (A) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 6, (B) all renewals thereof, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (D) the right to sue for past, present and future infringements and dilutions thereof, (E) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (F) all of each Grantor’s rights corresponding thereto throughout the world.
(li)“URL” means “uniform resource locator,” an internet web address.

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(b)This Agreement shall be subject to the rules of construction set forth in Section 1.03 of the Indenture, and such rules of construction are incorporated herein by this reference, mutatis mutandis.
(c)Notwithstanding anything to the contrary contained in this Agreement, to the extent the provisions of this Agreement require the delivery of, or control over, any ABL Control Collateral to be granted to the Agent at any time prior to the Discharge of ABL Priority Obligations, then delivery of such ABL Control Collateral (or control with respect thereto) shall instead be granted to the ABL Control Agent, to be held in accordance with the ABL Documents and the Intercreditor Agreement.  Furthermore, at all times prior to the Discharge of ABL Priority Obligations, the Agent is authorized by the parties hereto to effect transfers of ABL Control Collateral at any time in its possession (and any “control” or similar agreements with respect to the ABL Control Collateral) to the ABL Control Agent.
(d)All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.
2.[Reserved].
3.Grant of Security.  Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to Agent, for the benefit of each of the Secured Parties, to secure the Secured Obligations (whether now existing or hereafter arising), a continuing security interest (hereinafter referred to as the “Security Interest”) in all personal and fixture property of every kind and nature, including, without limitation, all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):
(a)all of such Grantor’s Accounts;
(b)all of such Grantor’s Books;
(c)all of such Grantor’s Chattel Paper;
(d)all of such Grantor’s Commercial Tort Claims;
(e)all of such Grantor’s Deposit Accounts;
(f)all of such Grantor’s Documents;
(g)all of such Grantor’s Equipment;
(h)all of such Grantor’s Farm Products;
(i)all of such Grantor’s Fixtures;
(j)all of such Grantor’s General Intangibles;
(k)all of such Grantor’s Goods;
(l)all of such Grantor’s Inventory;

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(m)all of such Grantor’s Investment Property;
(n)all of such Grantor’s Intellectual Property and Intellectual Property Licenses;
(o)all of such Grantor’s Negotiable Collateral;
(p)all of such Grantor’s Pledged Interests (including all of such Grantor’s Pledged Operating Agreements and Pledged Partnership Agreements);
(q)all of such Grantor’s Securities Accounts;
(r)all of such Grantor’s Supporting Obligations;
(s)all of such Grantor’s money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Agent (or its agent or designee); and
(t)all of the Proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Farm Products, Fixtures, General Intangibles, Inventory, Investment Property, Intellectual Property, Negotiable Collateral, Pledged Interests, Securities Accounts, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”).  Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Property.

Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include: (i) voting Equity Interests of any CFC, solely to the extent that (y) such Equity Interests represent more than 65% of the outstanding voting Equity Interests of such CFC, and (z) pledging or hypothecating more than 65% of the total outstanding voting Equity Interests of such CFC would result in adverse tax consequences or the costs to the Grantors of providing such pledge are unreasonably excessive (as determined by the Required Holders in consultation with Issuer) in relation to the benefits to the Secured Parties of the security afforded thereby (provided, that any pledge of voting Equity Interests of any CFC, if reasonably requested by the Required Holders, shall be governed by the laws of the jurisdiction of such Subsidiary) (the Equity Interests described in this clause (i), collectively, “Excluded Pledged Interests”), (ii) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, or

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license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, or license agreement and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided, that (A) the foregoing exclusions of this clause (ii) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and (B) the foregoing exclusions of clauses (i) and (ii) shall in no way be construed to limit, impair, or otherwise affect any of Agent’s, Trustee’s or any Holder’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or Equity Interests (including any Accounts or Equity Interests), or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Equity Interests), (iii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law; provided, that upon submission and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral and (iv) any other property as to which the Required Holders determine (in consultation with the Issuer) that the costs of obtaining a security interest in, or Lien on, such property, or perfection thereof, are excessive in relation to the value to the Secured Parties of the security interest to be afforded thereby (clauses (i) through (iv), collectively, the “Excluded Assets”).  Notwithstanding the foregoing, any and all proceeds of Excluded Assets, to the extent that the proceeds are not themselves Excluded Assets, shall be Collateral.

4.Security for Secured Obligations.  The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Trustee or any Holder, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.  Further, the Security Interest created hereby encumbers each Grantor’s right, title, and interest in all Collateral, whether now owned by such Grantor or hereafter acquired, obtained, developed, or created by such Grantor and wherever located.
5.Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent, the Trustee or any Holder of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the Agent, the Trustee nor any Holder shall have any obligation or liability under such contracts and agreements included in the Collateral

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by reason of this Agreement, nor shall the Agent, the Trustee or any Holder be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Indenture, or any other Note Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Indenture and the other Note Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until the Agent has notified the applicable Grantor of Agent’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 16 after the occurrence and during the continuance of an Event of Default.
6.Representations and Warranties.  In order to induce Agent to enter into this Agreement for the benefit of the Secured Parties, each Grantor makes the following representations and warranties to each Secured Party which shall be true, correct, and complete in all material respects as of the Issue Date, in each case as though made on and as of the Issue Date; provided that in the case of any representation and warranty that expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be; provided, further, that if any of the representations and warranties are qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, such representations shall be true and correct in all respects, and such representations and warranties shall survive the execution and delivery of this Agreement:
(a)The name (within the meaning of Section 9-503 of the Code) and jurisdiction of organization of each Grantor is set forth on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Note Documents.
(b)The chief executive office of each Grantor is located at the address indicated on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Note Documents.
(c)Each Grantor’s tax identification numbers and organizational identification numbers, if any, are identified on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Note Documents.
(d)Schedule 1 sets forth all Commercial Tort Claims held by any Grantor as of the Issue Date, other than any such Commercial Tort Claims which, in the aggregate, would not reasonably be expected to result in a judgment or settlement in such Grantor’s favor in excess of $250,000.
(e)Set forth on Schedule 9 (as such Schedule may be updated from time to time pursuant to Section 7(k)(iii) with respect to Controlled Accounts and provided that Grantors comply with Section 7(c)) is a listing of all of Grantors’ Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary at which any such Deposit Account

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or Securities Account is held: (i) the name and address of such Person, and (ii) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.
(f)Schedule 8 sets forth all Real Property owned by any of the Grantors as of the Issue Date.
(g)As of the Issue Date: (i) Schedule 2 provides a complete and correct list of all registered Copyrights owned by any Grantor, all applications for registration of Copyrights owned by any Grantor, and all other Copyrights owned by any Grantor and material to the conduct of the business of any Grantor, (ii) Schedule 3 provides a complete and correct list of all Intellectual Property Licenses entered into by any Grantor pursuant to which (A) any Grantor has provided any license or other rights in Intellectual Property owned or controlled by such Grantor to any other Person (other than non-exclusive software licenses granted in the ordinary course of business), or (B) any Person has granted to any Grantor any license or other rights in Intellectual Property owned or controlled by such Person that is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor (other than off-the-shelf, shrink-wrapped or “click to accept” software licenses or other licenses to generally commercially available software), (iii) Schedule 4 provides a complete and correct list of all Patents owned by any Grantor and all applications for Patents owned by any Grantor, and (iv) Schedule 6 provides a complete and correct list of all registered Trademarks owned by any Grantor, all applications for registration of Trademarks owned by any Grantor, and all other Trademarks owned by any Grantor and material to the conduct of the business of such Grantor.
(h)(i) (A) each Grantor owns exclusively or holds licenses in all Intellectual Property that is necessary in or material to the conduct of its business, and (B) all employees and contractors of each Grantor who were involved in the creation or development of any Intellectual Property for such Grantor that is necessary in or material to the business of such Grantor have signed agreements containing assignment of Intellectual Property rights to such Grantor and obligations of confidentiality;
(i)to each Grantor’s knowledge after reasonable inquiry, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor, in each case, that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect;
(ii)to each Grantor’s knowledge, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary in or material to the conduct of its business are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect, and
(iii)each Grantor has taken commercially reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are necessary in or material to the conduct of the business of such Grantor.

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(i)This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary to perfect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 11.  Upon the making of such filings, Agent shall have a first priority (subject only to the Intercreditor Agreement, Permitted Liens which are non-consensual Permitted Liens, Liens securing Permitted Purchase Money Indebtedness, or the interests of lessors under Capital Leases) perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement under the Code.  Upon filing of any Copyright Security Agreement with the United States Copyright Office, filing of any Patent Security Agreement and any Trademark Security Agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 11, all action necessary to perfect the Security Interest in and on each Grantor’s United States issued and registered Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor.
(j)(i) Except for the Security Interest created hereby, each Grantor is the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Issue Date, (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and non-assessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 5 as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement, (iii) such Grantor has the right and requisite authority to pledge, the Investment Property pledged by such Grantor to Agent as provided herein, (iv) all actions necessary to perfect and establish the first priority (subject only to the Intercreditor Agreement, Permitted Liens which are non-consensual Permitted Liens, Liens securing Permitted Purchase Money Indebtedness, or the interests of lessors under Capital Leases) of, or otherwise protect, Agent’s Liens in the Investment Property, and the proceeds thereof, have been duly taken, upon (A) the execution and delivery of this Agreement, (B) the taking of possession by Agent (or its agent or designee) of any certificates representing the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers (or other documents of transfer acceptable to the Required Holders) endorsed in blank by the applicable Grantor, (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 11 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, the delivery of Control Agreements with respect thereto, and (v) each Grantor has delivered to and deposited with Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to the Required Holders) endorsed in blank with respect to such certificates.  None of the Pledged Interests owned or held by such Grantor has been issued or transferred in material violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

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(k)No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Property or the remedies in respect of the Collateral pursuant to this Agreement, except, in each case of clauses (i) and (ii), (A) as may be required in connection with such disposition of Investment Property by laws affecting the offering and sale of securities generally, (B) for consents, approvals, authorizations, or other orders or actions that have already been obtained or given (as applicable) and that are still in force, and (C) the filing of financing statements and other filings necessary to perfect the Security Interests granted hereby.  No Intellectual Property License of any Grantor that is necessary in or material to the conduct of such Grantor’s business requires any consent of any other Person that has not been obtained in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.
(l)Schedule 12 sets forth all rigs and motor vehicles owned by Grantors as of the Issue Date, including a list of the model, model year, and vehicle identification number, as applicable, of each such rig and motor vehicle.
(m)As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not constitute investment company securities, and (iii) are not held by such Grantor in a Securities Account.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provides that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction, except to the extent such Pledged Interests are represented by certificates which have been (or, in the case of such Pledged Interests acquired in a transaction not prohibited by the Indenture, shall promptly thereafter be) delivered to Agent together with undated powers (or other relevant document of transfer acceptable to the Required Holders) endorsed in blank.
7.Covenants.  Each Grantor, jointly and severally, covenants and agrees with Agent for the benefit of the Secured Parties that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 23:
(a)Possession of Collateral.  In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Property, or Chattel Paper having an aggregate value or face amount of $250,000 or more for all such Negotiable Collateral, Investment Property, or Chattel Paper, the Grantors shall promptly (and in any event within five (5) Business Days (or such longer period as agreed to by the Required Holders in writing in their sole discretion (with a copy to Agent)) after acquisition thereof), notify Agent and the Holders thereof, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within five (5) Business Days (or such longer period as agreed to by the Required Holders in

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writing in their sole discretion) (with a copy to Agent)) after written request by Agent or the Required Holders, shall execute such other documents and instruments as shall be reasonably requested by Agent or the Required Holders or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Property, or Chattel Paper to Agent or Agent’s designee, together with such undated powers (or other relevant document of transfer reasonably acceptable to the Required Holders) endorsed in blank as shall be reasonably requested by Agent or the Required Holders, and shall do such other acts or things reasonably deemed necessary, and reasonably requested, by Agent (at the direction of the Required Holders) or the Required Holders to protect Agent’s Security Interest therein, in each case, to the extent necessary to ensure that the aggregate value or face amount of all such Negotiable Collateral, Investment Property or Chattel Paper which the Agent does not have possession of (and in respect of which the perfection or priority of Agent’s Security Interest therein is dependent on or enhanced by possession) does not exceed $250,000; provided, that notwithstanding the foregoing, the applicable Grantor shall provide the foregoing with respect to all Pledged Interests (other than Excluded Pledged Interests).
(b)Chattel Paper.
(i)Promptly (and in any event within five (5) Business Days (or such longer period as agreed to by the Required Holders in writing in their sole discretion) (with a copy to Agent)) after written request by Agent or the Required Holders, each Grantor shall take all steps identified by the Required Holders as reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent necessary to ensure that the aggregate value or face amount of such electronic Chattel Paper which the Agent does not have control of does not exceed $250,000; and
(ii)If any Grantor retains possession of any Chattel Paper or instruments (to the extent permitted hereby and by the Indenture), promptly upon the written request of Agent or the Required Holders, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of U.S. Bank Trust Company, National Association, as Agent for the benefit of the Holders”.
(c)Control Agreements.
(i)Each Grantor shall obtain an authenticated Control Agreement (which may include a Controlled Account Agreement), from each bank maintaining a Deposit Account or Securities Account for such Grantor (other than with respect to any Excluded Accounts);
(ii)Each Grantor shall obtain an authenticated Control Agreement from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor, or maintaining a Securities Account for such Grantor (other than with respect to any Excluded Accounts); and
(iii)Each Grantor shall obtain an authenticated Control Agreement with respect to all of such Grantor’s investment property.

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(d)Letter-of-Credit Rights.  If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $250,000 or more in the aggregate, then the applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days (or such longer period as agreed to by the Required Holders in writing in their sole discretion (with a copy to Agent)) after becoming a beneficiary), notify Agent and the Holders thereof and, promptly (and in any event within five (5) Business Days (or such longer period as agreed to by the Required Holders in writing in their sole discretion (with a copy to Agent))) after written request by Agent or the Required Holders, enter into an agreement (in form and substance reasonably satisfactory to Agent and the Required Holders) among Agent, ABL Control Agent and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent’s Account, in each case, to the extent necessary to ensure the Grantors are not beneficiaries of letters of credit having a face amount or value in excess of $250,000 in respect of which such letter-of-credit rights have not been assigned to Agent.
(e)Commercial Tort Claims.  If the Grantors (or any of them) obtain Commercial Tort Claims which would reasonably be expected to result in a judgment or settlement in the Grantors’ (or any of their) favor in excess of $250,000 in the aggregate for all such Commercial Tort Claims, then the applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days (or such longer period as agreed to by the Required Holders in writing in their sole discretion (with a copy to Agent)) of obtaining such Commercial Tort Claim), notify Agent and the Holders upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event within five (5) Business Days (or such longer period as agreed to by the Required Holders in writing in their sole discretion (with a copy to Agent))) after written request by Agent or the Required Holders, amend Schedule 1 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to the Required Holders. Each Grantor hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things reasonably deemed necessary by Agent (at the direction of the Required Holders) or the Required Holders to give Agent a first priority (subject only to the Intercreditor Agreement, Permitted Liens which are non-consensual Permitted Liens, Liens securing Permitted Purchase Money Indebtedness, or the interests of lessors under Capital Leases), perfected Security Interest in any such Commercial Tort Claim.
(f)Government Contracts.  Other than Accounts and Chattel Paper the aggregate value of which does not at any one time exceed $250,000, if any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within five (5) Business Days (or such longer period as agreed to by the Required Holders in writing in their sole discretion (with a copy to Agent)) of the creation thereof) notify Agent and the Holders thereof and, promptly (and in any event within five (5) Business Days (or such longer period as agreed to by the Required Holders in writing in their sole discretion (with a copy to Agent))) after written request by Agent or the Required Holders, execute any instruments or take any steps reasonably required by the Required Holders in order that all moneys due or to become due under such contract or contracts in excess of $250,000 shall be assigned to Agent, for the benefit of the

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Secured Parties, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law.
(g)Intellectual Property.
(i)Upon the written request of Agent or the Required Holders, in order to facilitate filings with the PTO and the United States Copyright Office, each Grantor shall execute and deliver to Agent and the Holders one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Agent’s Lien on such Grantor’s United States issued and registered Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;
(ii)Each Grantor shall, with respect to Intellectual Property that is necessary in or material to the conduct of such Grantor’s business, take all actions reasonably necessary (as determined by the Issuer in good faith) to protect and enforce and defend, at such Grantor’s expense, its Intellectual Property, including (A) to diligently enforce and defend, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability, and (E) to require all employees, consultants, and contractors of each Grantor who were involved in the creation or development of such Intellectual Property to sign agreements containing assignment of Intellectual Property rights and obligations of confidentiality.  Each Grantor further agrees not to abandon any Intellectual Property or Intellectual Property License that is necessary in or material to the conduct of such Grantor’s business.  Each Grantor hereby agrees to take the steps described in this Section 7(g)(ii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is necessary in or material to the conduct of such Grantor’s business;
(iii)Grantors acknowledge and agree that none of the Agent, the Trustee nor the Holders shall have any duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor.  Without limiting the generality of this Section 7(g)(iii), Grantors acknowledge and agree that none of the Agent, the Trustee nor the Holders shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but the Agent, the Trustee or any Holder may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including fees and expenses of attorneys and other professionals) shall be for the sole account of Issuer;
(iv)On each date on which a compliance certificate is required to be delivered pursuant to Section 3.05 or Section 3.08 of the Indenture (or, if an Event of Default has occurred

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and is continuing, more frequently if requested by the Required Holders), the Grantors shall provide Agent with a written report of all new Patents, Trademarks or Copyrights that are registered or the subject of pending applications for registrations, and of all Intellectual Property Licenses that are material to the conduct of any Grantor’s business, in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor since the later of (x) the Issue Date and (y) the date on which the Grantors most recently delivered a written report of Patents, Trademarks and Copyrights pursuant to this Section 7(g)(iv).  In the case of such registrations or applications therefor, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property.  In each of the foregoing cases, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Agent and the Holders supplemental schedules to the applicable Note Documents to identify such Patent, Trademark and Copyright registrations and applications therefor (with the exception of Trademark applications filed on an intent-to-use basis for which no statement of use or amendment to allege use has been filed) and Intellectual Property Licenses as being subject to the security interests created thereunder;
(v)Each Grantor shall take reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is necessary in or material to the conduct of such Grantor’s business, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements, (B) taking actions reasonably necessary to ensure that no trade secret falls into the public domain, and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by having and enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions; and
(vi)No Grantor shall enter into any Intellectual Property License material to the conduct of the business of such Grantor to receive any license or rights in any Intellectual Property of any other Person unless such Grantor has used commercially reasonable efforts to permit the assignment of or grant of a security interest in such Intellectual Property License (and all rights of Grantor thereunder) to Agent (and any transferees of Agent).
(h)Investment Property.
(i)If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the Issue Date, it shall promptly (and in any event within five (5) Business Days (or such longer period as agreed to by the Required Holders in writing in their sole discretion (with a copy to Agent)) of acquiring or obtaining such Collateral) deliver to Agent and the Holders a duly executed Pledged Interests Addendum identifying such Pledged Interests;
(ii)Upon the occurrence and during the continuance of an Event of Default, following the written request of the Required Holders, all sums of money and property paid or distributed in respect of the Investment Property that are received by any Grantor shall be held by the Grantors in trust for the benefit of the Secured Parties, subject to the requirements of the

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Intercreditor Agreement, segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Agent or ABL Control Agent, as applicable, in the exact form received;
(iii)Each Grantor shall promptly deliver to Agent and the Holders a copy of each material notice or other material communication received by it in respect of any Pledged Interests;
(iv)No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Note Documents;
(v)Each Grantor agrees that it will cooperate with Agent and the Required Holders in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect (x) the perfection of the Security Interest on the Investment Property or (y) to effect any sale or transfer thereof, solely in the case of this clause (y), in connection with the exercise of remedies by Agent or a Holder after the occurrence and during the continuance of an Event of Default in accordance with the terms hereof;
(vi)As to all limited liability company or partnership interests owned by such Grantor and issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account that is not subject to a Control Agreement in favor of Agent.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provides or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction, except to the extent such Pledged Interests are represented by certificates which have been (or, in the case of such Pledged Interests acquired in a transaction not prohibited by the Indenture, shall promptly thereafter be) delivered to Agent together with undated powers (or other relevant document of transfer acceptable to the Required Holders) endorsed in blank; and
(vii)With regard to any Pledged Interests that are not certificated, any Grantor of such non-certificated Pledged Interests (i) agrees promptly to note on its books the Security Interests granted to Agent under this Agreement, (ii) agrees that after the occurrence and during the continuation of an Event of Default, it will comply with instructions of Agent (acting at the direction of the Required Holders) or its nominee with respect to the applicable Pledged Interests without further consent by the applicable Grantor, (iii) to the extent permitted by law, agrees that the “issuer’s jurisdiction” (as defined in Section 8-110 of the UCC) is the State of New York, (iv) agrees to notify Agent and the Holders upon obtaining knowledge of any interest in favor of any person in the applicable Pledged Interests that is materially adverse to the interest of the Secured Parties therein, other than any Permitted Liens and (v) waives any right or requirement at any time hereafter to receive a copy of this Agreement in connection with the registration of any Pledged Interests hereunder in the name of Agent or its nominee or the exercise of voting rights by Agent or its nominee.

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(i)Real Property; Fixtures.  Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property with a value in excess of $1,000,000 after the Issue Date, such Grantor will promptly (and in any event within five (5) Business Days (or such longer period as agreed to by the Required Holders in writing in their sole discretion (with a copy to Agent)) of acquisition) notify Agent and the Holders of the acquisition of such fee interest in Real Property.  Each Grantor will promptly grant to Agent, for the benefit of the Secured Parties, a first priority (subject only to the Intercreditor Agreement, Permitted Liens which are non-consensual Permitted Liens, Liens securing Permitted Purchase Money Indebtedness, or the interests of lessors under Capital Leases) Mortgage on such Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance reasonably satisfactory to the Required Holders, in connection with the grant of such Mortgage as Agent or the Required Holders shall request, including, without limitation, title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys’ fees and expenses) incurred in connection therewith.  Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral which consists of personal property and which is a fixture or is otherwise attached or affixed to any Real Property shall remain personal property regardless of the manner of its attachment or affixation to Real Property.  To the extent required by the Required Holders, each Grantor shall use commercially reasonable efforts to obtain customary landlord waivers, collateral access agreements or the equivalent in favor of the Agent, and in form and substance reasonably satisfactory to the Agent and the Required Holders, from (x) the lessor of each leased Real Property, (y) each bailee, warehouseman, processor, consignee and (z) each other Person, in each case of clauses (x), (y) and (z), who is in possession of, having a Lien upon, or in respect of any leased Real Property at which is located, any Books or Inventory.
(j)Transfers and Other Liens.  Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Indenture, this Agreement and the other Note Documents, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens.  The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s or any Holder’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in the Indenture, this Agreement or the other Note Documents.
(k)Controlled Accounts; Controlled Investments.
(i)Each Grantor shall (A) establish and maintain cash management services of a type and on terms reasonably satisfactory to the Required Holders at Wells Fargo Bank, National Association or one or more of the other banks set forth on Schedule 10 (each a “Controlled Account Bank”), and shall take reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by such Account Debtors directly to a Collection Account at such Controlled Account Bank that is not an Excluded Account (each, a “Controlled Account”) (by wire transfer to the applicable Controlled Account Bank or to a lockbox maintained by the applicable Controlled Account Bank for deposit into such Collection Account), and (B) deposit or cause to be deposited promptly, and in any event no later than the first (1st) Business Day after the date of receipt thereof, all of their collections (including those sent directly by their Account Debtors to a Grantor) and proceeds of Collateral into a Controlled Account;

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(ii)Each Grantor shall establish and maintain Controlled Account Agreements with Agent, ABL Control Agent and the applicable Controlled Account Bank, in form and substance reasonably acceptable to Agent and the Required Holders, (a) with respect to Controlled Accounts owned on the Issue Date, within ninety (90) days of the Issue Date (or such longer period as agreed to by the Required Holders in writing in their sole discretion (with a copy to Agent)) and (b) with respect to Controlled Accounts acquired or opened after the Issue Date, within sixty (60) days of such acquisition or opening (or such longer period as agreed to by the Required Holders in writing in their sole discretion (with a copy to Agent)).  Each such Controlled Account Agreement shall provide, among other things, that (A) the Controlled Account Bank will comply with any instructions originated by ABL Control Agent (or, after the Discharge of ABL Priority Obligations, by Agent) directing the disposition of the funds in each applicable Controlled Account without further consent by the applicable Grantor, (B) the Controlled Account Bank waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against each applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C) upon the instruction of ABL Control Agent (or, after the Discharge of ABL Priority Obligations, by Agent) (an “Activation Instruction”), the Controlled Account Bank will forward by daily sweep all amounts in each applicable Controlled Account to an account designated by ABL Agent (or, after the Discharge of ABL Priority Obligations, to an account designated by Agent).  Agent agrees not to issue an Activation Instruction with respect to the Controlled Accounts unless a Cash Dominion Period exists at the time such Activation Instruction is issued.  Agent agrees to use commercially reasonable efforts to rescind an Activation Instruction if no Cash Dominion Period exists;
(iii)So long as no Default or Event of Default has occurred and is continuing or would result therefrom, Issuer may amend Schedule 10 to add or replace a Controlled Account Bank or Controlled Account and shall upon such addition or replacement provide to Agent and the Holders an amended Schedule 10; provided, that (A) such prospective Controlled Account Bank shall be reasonably satisfactory to the Required Holders, and (B) prior to the time of the opening of such Controlled Account, the applicable Grantor and such prospective Controlled Account Bank shall have executed and delivered to Agent and ABL Control Agent a Controlled Account Agreement.  Commencing sixty (60) days after the Issue Date (or such longer period as agreed to by the Required Holders in writing, in their sole discretion (with a copy to Agent)), each Grantor shall close any of its Controlled Accounts (and establish replacement Controlled Account accounts in accordance with the foregoing sentence) as promptly as practicable (and in any event within forty-five (45) days after notice from Agent or the Required Holders (or such longer period as agreed to by Required Holders in writing in their sole discretion (with a copy to Agent)) that the operating performance, funds transfer, or availability procedures or performance of the Controlled Account Bank with respect to Controlled Accounts or Agent’s liability under any Controlled Account Agreement with such Controlled Account Bank is no longer acceptable in Agent’s or the Required Holders’ reasonable judgment;
(iv)If proceeds of Note Priority Collateral (as defined in the Intercreditor Agreement) are received by the Grantors or if an Event of Default shall have occurred and be continuing, all proceeds of Note Priority Collateral shall be promptly (and in any event within ten (10) Business Days) deposited by the applicable Grantors into a segregated deposit account (other than an ABL Blocked Account) subject to a Control Agreement in respect of such account

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providing for springing cash dominion upon a Cash Dominion Event in favor of and providing for perfection by control on a first priority basis by the Agent, reasonably satisfactory to the Required Holders; and
(v)No Grantor will make, acquire, or permit to exist Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts (other than Excluded Accounts) or Securities Accounts (other than Excluded Assets) unless Grantor and the applicable bank or securities intermediary have entered into Control Agreements governing such Permitted Investments in order to perfect Agent’s Liens in such Permitted Investments (subject to the time period limitations set forth herein).
(l)Name, Etc.  No Grantor will change its name, chief executive office, organizational identification number, jurisdiction of organization or organizational identity without providing at least ten days’ prior written notice to Agent and the Holders of such change.
(m)Account Verification.  Each Grantor will, and will cause each of its Subsidiaries to, permit any Holder and Agent, in one or more Holder’s and Agent’s name or in the name or a nominee of any Holder or Agent, to verify the validity, amount or any other matter relating to any Account, by mail, telephone, facsimile transmission or other electronic means of transmission or otherwise.  Further, at the written request of Agent or the Required Holders, each Grantor will, and will cause each of its Subsidiaries to, send requests for verification of Accounts or, after the occurrence and during the continuance of an Event of Default, send notices of assignment of Accounts to Account Debtors and other obligors.
(n)Motor Vehicles; Rigs.  Promptly (and in any event within five (5) Business Days) after any Grantor obtains any vehicles or equipment covered by a certificate of title, such Grantor shall (i) deliver to Agent or Agent’s designee, the certificates of title for all such vehicles or equipment and (ii) take all actions necessary for the interest of the Agent as lienholder to be noted on such certificates and to cause such certificates to be filed (with the Agent’s Lien noted thereon) in the appropriate state motor vehicle filing office or other applicable location; provided, however, that the Grantors shall not have to comply with the foregoing clause (i) and (ii) (a) with respect to vehicles or equipment covered by one or more certificates of title with an aggregate fair market value of less than $250,000, or (b) with the consent of the Required Holders.
8.Relation to Other Security Documents.  The provisions of this Agreement shall be read and construed with the other Note Documents referred to below in the manner so indicated.
(a)Indenture.  In the event of any conflict between any provision in this Agreement and a provision in the Indenture, such provision of the Indenture shall control.
(b)Patent, Trademark, Copyright Security Agreements.  The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.  In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security

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Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.
9.Further Assurances.
(a)Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, as necessary or that Agent or the Required Holders may reasonably request, in order to perfect, maintain and protect the Security Interest granted hereby, to create, perfect, maintain or protect the Security Interest purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral in accordance with the terms of the Indenture, this Agreement and the other Note Documents.
(b)Each Grantor authorizes the filing by Agent or the Holders of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver such other instruments or notices as Agent or the Required Holders may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.
(c)Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all assets of the Debtor, whether now existing or hereafter arising” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.  Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.  Nothing herein shall relieve the Grantors of their obligations to make any and all filings necessary to perfect or maintain the perfection of the Agent’s security interest in the Collateral.
(d)Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Required Holders, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.
10.Agent’s Right to Perform Contracts, Exercise Rights, etc.  Upon the occurrence and during the continuance of an Event of Default, to the extent permitted by applicable law, Agent (or its designee) (a) may proceed (but shall not be obligated) to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement that constitutes Collateral and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right (subject to Section 17(b)) (but not the obligation) to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right (but not the obligation) to request that any Equity Interests that are pledged hereunder be registered in the name of Agent or any of its nominees.
11.Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and

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in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Indenture, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:
(a)to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;
(b)to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;
(c)to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;
(d)to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;
(e)to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;
(f)to use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and
(g)Agent, on behalf of the Secured Parties, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the written request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof after the occurrence and during the continuance of an Event of Default.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

12.Agent May Perform.  If any Grantor fails to perform any agreement contained herein, Agent may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors in accordance with the terms of the Indenture.
13.Agent’s Duties.  The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral, for the benefit of the Secured Parties, and shall not impose any duty upon Agent to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent

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shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.
14.Collection of Accounts, General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuance of an Event of Default, Agent or Agent’s designee may, but shall not be obligated to, (a) make direct verification from Account Debtors with respect to any or all Accounts that are part of the Collateral, (b) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Agent, for the benefit of the Secured Parties, or that Agent has a security interest therein, or (c) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Note Documents.
15.Disposition of Pledged Interests by Agent.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default has occurred and is continuing may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof, and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.
16.Voting and Other Rights in Respect of Pledged Interests.
(a)Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with two (2) Business Days prior notice to any Grantor (unless such Event of Default is an Event of Default specified in Section 8.01(A)(xi) or (xii) of the Indenture, in which case no such notice need be given), and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent as such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any

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manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.
(b)For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of the Agent or the Required Holders, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent, the Trustee or the Holders, or the value of the Pledged Interests.
17.Remedies.  Upon the occurrence and during the continuance of an Event of Default:
(a)Agent may, and, at the instruction of the Required Holders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Note Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon written request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notification of sale shall be required by law, at least ten days’ notification by mail to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notification shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  Agent shall not be obligated to make any sale of Collateral regardless of notification of sale having been given.  Agent may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor agrees that (A) the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code, and (B) to the extent notification of sale shall be required by law, notification by mail of the URL where a sale will occur and the time when a sale will commence at least ten days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611(b) of the Code.  Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.
(b)Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including but not limited to,

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any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.
(c)Agent may, but shall not be obligated, in addition to other rights and remedies provided for herein, in the other Note Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, and (ii) with respect to any Grantor’s Securities Accounts in which Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent.
(d)Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Indenture.  In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.
(e)Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing.  Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Agent.
18.Remedies Cumulative.  Each right, power, and remedy of Agent, as provided for in this Agreement, the other Note Documents now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, the other Note Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.
19.Marshaling.  Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other

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assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of Collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.
20.Indemnity.
(a)Each Grantor agrees to indemnify Agent, the Trustee and each Holder, from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) arising out of or resulting from this Agreement (including enforcement of this Agreement) or any other Note Document to which such Grantor is a party in accordance with and to the same extent set forth in Section 12.06 of the Indenture.  This provision shall survive the termination of this Agreement and the Indenture and the repayment of the Secured Obligations.
(b)Grantors, jointly and severally, shall, upon demand, pay to Agent or the Trustee, as the case may be, all fees, charges, costs or expenses which Agent or the Trustee, as the case may be, may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Note Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.
21.Merger, Amendments; Etc.  THIS AGREEMENT, TOGETHER WITH THE OTHER NOTE DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent (at the direction of the Required Holders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each Grantor to which such amendment applies.
22.Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Indenture, and to any of the Grantors at the notice address specified for Issuer in the Indenture, or as to any party, at such other address as shall be designated by such party in a written notice to the other party.

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23.Continuing Security Interest: Assignments under Indenture.
(a)This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Secured Obligations have been paid in full in accordance with the provisions of the Indenture, (ii) be binding upon each Grantor, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), any Holder may, in accordance with the provisions of the Indenture, assign or otherwise transfer all or any portion of its rights and obligations under any Notes to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Holder herein or otherwise.  Upon payment in full of the Secured Obligations in accordance with the provisions of the Indenture, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors (or any other Person entitled thereto).  At such time, upon Issuer’s reasonable request and at Issuer’s sole cost and expense, Agent will authorize the filing of appropriate termination statements and execute and deliver appropriate release documentation to terminate such Security Interest.  No transfer or renewal, extension, assignment, or termination of this Agreement or of the Indenture, any other Note Document, or any other instrument or document executed and delivered by any Grantor to Agent, the Trustee or the Holders nor any additional Notes or other notes issued by Issuer to any Holder, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of Agent, the Trustee or the Holders, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Indenture.  Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth.  A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.
(b)If Agent or any Holder repays, refunds, restores, or returns in whole or in part, any payment or property (including any proceeds of Collateral) previously paid or transferred to Agent, the Trustee or such Holder in full or partial satisfaction of any Secured Obligation or on account of any other obligation of any Grantor under any Note Document, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent transfers, preferences, or other voidable or recoverable obligations or transfers (each, a “Voidable Transfer”), or because Agent, the Trustee or such Holder elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that Agent, the Trustee or such Holder elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and as to all reasonable costs, expenses, and attorneys’ fees of Agent, the Trustee or such Holder related thereto, (i) the liability of the Grantors with respect to the amount or property paid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist, and (ii) Agent’s Liens securing such liability shall be effective, revived, and remain in full force and effect, in each case, as fully as if such Voidable Transfer had never been made.  If, prior to any of the foregoing, (A) Agent’s Liens shall have been released or terminated, or (B) any provision of this Agreement shall have been terminated or cancelled, Agent’s Liens, or such provision of this

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Agreement, shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligation of any Grantor in respect of such liability or any Collateral securing such liability.
24.Survival.  All representations and warranties made by the Grantors in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the issuance of the Notes, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent, the Trustee or any Holder may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any Note is issued under the Indenture, and shall continue in full force and effect as long as the principal of or any accrued interest on any Note or any fee or any other amount payable under the Indenture is outstanding and unpaid or expressly survives the discharge of the Indenture by the terms thereof; provided that, Section 20 hereof shall survive the termination of this Agreement or the discharge of the Indenture.
25.CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.
(a)THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b)THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH GRANTOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 25(b).
(c)TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”).  EACH GRANTOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY

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AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(d)EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(e)NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST THE AGENT OR ANY HOLDER, OR ANY AFFILIATE, DIRECT OR INDIRECT OWNER, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH GRANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.
26.New Subsidiaries.  Pursuant to Section 3.18 and Section 3.38 of the Indenture, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Agent a Joinder to this Agreement in substantially the form of Annex 1.  Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.
27.Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of the Secured Parties and the Agent, in its sole discretion, may act upon the direction of the Required Holders in accordance with the Note Documents.

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28.Miscellaneous.
(a)This Agreement is a Note Document.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Note Document mutatis mutandis.
(b)Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
(c)Headings and numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
(d)Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against Agent, the Trustee, any Holder or any Grantor, whether under any rule of construction or otherwise.  This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
29.Intercreditor Agreement.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS AND SECURITY INTERESTS GRANTED TO THE AGENT PURSUANT TO THIS AGREEMENT IN ANY COLLATERAL AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE AGENT WITH RESPECT TO ANY COLLATERAL HEREUNDER ARE SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.
30.The Trustee and the Holders shall be express third party beneficiaries of this Agreement.
31.This Agreement has been accepted, executed and delivered by U.S. Bank Trust Company, National Association in its capacity as Collateral Agent under and pursuant to the terms of the Indenture and the other Note Documents, and not in its individual capacity. The Agent shall be entitled to all rights, privileges, immunities and protections set forth in the Indenture with

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respect to the Trustee and the Collateral Agent in the acceptance, execution, delivery and performance of this Agreement as though fully set forth herein.

[Signature pages follow]

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IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

“Grantors”

Independence Contract Drilling, Inc.,
a Delaware corporation

By:	/s/ Philip A. Choyce
Name:	Philip A. Choyce
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SIDEWINDER DRILLING LLC,
a Delaware limited liability company

By:	/s/ Philip A. Choyce
Name:	Philip A. Choyce
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

[SIGNATURE PAGE TO SECURITY AGREEMENT]

“Agent”
U.S. Bank TRUST COMPANY, National Association, AS COLLATERAL AGENT By: /s/ Brian T. Jensen Name: Brian T. Jensen Title: Vice President

[SIGNATURE PAGE TO SECURITY AGREEMENT]

SCHEDULE 1

COMMERCIAL TORT CLAIMS

None.

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SCHEDULE 2

COPYRIGHTS

None.

The Issuer owns the drawings for each of its rig designs, as well as programming, which it considers proprietary trade secrets. This Intellectual Property has not been patented, trademarked or copyrighted through the USPTO or US Copyright Office.

US-DOCS\130282224.4

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

None.

The Issuer confirms that the Issuer has not licensed any of its own Intellectual Property to anyone else and has not licensed any Intellectual Property from any other Person, other than routine software licenses generally available to the public in the ordinary course of business.

US-DOCS\130282224.4

SCHEDULE 4

PATENTS

UNITED STATES PATENTS:

Registrations:

OWNER	REGISTRATION NUMBER	TITLE
Independence Contract Drilling, Inc.	9,518,429	Walking Rig Design

Applications: None.

OTHER PATENTS:

Registrations: None.

Applications: None.

US-DOCS\130282224.4

SCHEDULE 5

PLEDGED COMPANIES

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Percentage of Class Pledged	Certificate Nos.
Independence Contract Drilling, Inc.	Sidewinder Drilling LLC	100% of Membership Interests	Membership Interests	100%	100%	N/A

US-DOCS\130282224.4

SCHEDULE 6

TRADEMARKS

UNITED STATES TRADEMARKS:

Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK
Independence Contract Drilling, Inc.	4746753	Shale Driller
Independence Contract Drilling, Inc.	4955194	Right Equipment, Right People, Right Time
Independence Contract Drilling, Inc.	4722949	Independence Contract Drilling Logo
Independence Contract Drilling, Inc.	4715669	Work Mark (I)
Independence Contract Drilling. Inc.	4712367	Right Equipment, Right People, Right Time
Independence Contract Drilling, Inc.	4722944	Independence Contract Drilling - Name
Sidewinder Drilling LLC	4370927	Sidewinder
Sidewinder Drilling LLC	4382271	Sidewinder Drilling & design

Applications: None

OTHER TRADEMARKS:

Registrations: None.

Applications: None.

REGISTERED DOMAIN NAMES:

DomainOwner

icdrilling.comIndependence Contract Drilling. Inc.

US-DOCS\130282224.4

SCHEDULE 7

NAME; CHIEF EXECUTIVE OFFICE; TAX IDENTIFICATION NUMBERS AND ORGANIZATIONAL NUMBERS

Legal Name	Organizational Number	Federal Taxpayer Identification Number	Jurisdiction of Formation	Chief Executive Office
Independence Contract Drilling, Inc.	5048390	37-1653648	Delaware	20475 State Highway 249, Suite 300, Houston, TX 77070
Sidewinder Drilling LLC	6301529	81-5191024	Delaware	20475 State Highway 249, Suite 300, Houston, TX 77070

US-DOCS\130282224.4

SCHEDULE 8

OWNED REAL PROPERTY

Entity of Record	Common Name and Address	Owned, Leased or Other Interest	Description of Lease or Other Documents Evidencing Interest	Purpose / Use	Improvements Located on Owned Real Property
Sidewinder Drilling LLC	9105 W CR 127, Midland, TX 79706	Owned	N/A	Office / Storage	Yes

US-DOCS\130282224.4

SCHEDULE 9

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

Owner	Type of Account	Bank or Intermediary	Account Numbers
Independence Contract Drilling, Inc.	Operating Account	Wells Fargo Bank, N.A.	#4660574294
Independence Contract Drilling, Inc.	Deposit/Lockbox Account	Wells Fargo Bank, N.A.	#4660574302
Independence Contract Drilling, Inc.	Controlled Disbursement Account	Wells Fargo Bank, N.A.	#9606001007
Independence Contract Drilling, Inc.	Payroll Account	City Bank	#26657198

US-DOCS\130282224.4

SCHEDULE 10

CONTROLLED ACCOUNT BANKS

Wells Fargo Bank, National Association

US-DOCS\130282224.4

SCHEDULE 11

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions
Independence Contract Drilling, Inc.	Delaware
Sidewinder Drilling LLC	Delaware

US-DOCS\130282224.4

SCHEDULE 12

MOTOR VEHICLES AND OTHER TITLED ASSETS

The Issuer owns, directly and indirectly, the following rigs:

1.	Rig 201
2.	Rig 202
3.	Rig 203
4.	Rig 204
5.	Rig 205
6.	Rig 206
7.	Rig 207
8.	Rig 208
9.	Rig 209
10.	Rig 210
11.	Rig 211
12.	Rig 212
13.	Rig 214
14.	Rig 217
15.	Rig 218
16.	Rig 229
17.	Rig 230
18.	Rig 301
19.	Rig 302
20.	Rig 303
21.	Rig 304
22.	Rig 305
23.	Rig 306
24.	Rig 307
25.	Rig 319
26.	Rig 320
27.	Rig 321
28.	Rig 322
29.	Rig 323
30.	Rig 327
31.	Rig 328
32.	Rig 164

The Issuer has leases for pickup trucks for use by its field personnel, but does not currently own such vehicles.

US-DOCS\130282224.4

ANNEX 1 TO SECURITY AGREEMENT
FORM OF JOINDER

Joinder No. ____ (this “Joinder”), dated as of ____________ 20___, to the Security Agreement, dated as of March 18, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and U.S. Bank Trust company, National Association, in its capacity as Collateral Agent (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture, dated as of March 18, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”), by and among Independence Contract Drilling, Inc., a Delaware corporation (“Issuer”), the Guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee and Collateral Agent, the Issuer will issue Notes pursuant to the terms and conditions thereof;

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Indenture, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis;

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Holders to make certain financial accommodations to Issuer as provided for in the Indenture and the other Note Documents;

WHEREAS, pursuant to Section 3.18 and Section 3.38 of the Indenture and Section 26 of the Security Agreement, certain Subsidiaries of the Note Parties, must execute and deliver certain Note Documents, including the Security Agreement, and the joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Agent, the Trustee and the Holders; and

WHEREAS, each New Grantor (a) is [an Affiliate] [a Subsidiary] of Issuer and, as such, will benefit by virtue of the financial accommodations extended to Issuer by the Holders and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Note Documents.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.In accordance with Section 26 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and

Annex I - 1

US-DOCS\130282224.4

effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder, and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) as of such earlier date).  In furtherance of the foregoing, each New Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of the Agent, the Trustee and the Holders, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor.  The Security Agreement is incorporated herein by reference.

2.Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Pledged Companies”, Schedule 6, “Trademarks”, Schedule 7, “Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers”, Schedule 8, “Owned Real Property”, Schedule 9, “Deposit Accounts and Securities Accounts”, Schedule 10, “Controlled Account Banks”, Schedule 11, “List of Uniform Commercial Code Filing Jurisdictions”, and Schedule 12, “Motor Vehicles and Other Titled Assets” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10, Schedule 11, and Schedule 12, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement.

3.Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (a) describing the Collateral as “all personal property of debtor” or “all assets of debtor, whether now existing or hereafter arising” or words of similar effect, (b) describing the Collateral as being of equal or lesser scope or with greater detail, or (c) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.  Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Note Documents.

4.Each New Grantor represents and warrants to Agent, the Trustee and the Holders that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5.This Joinder is a Note Document.  This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute

Annex I - 2

US-DOCS\130282224.4

but one and the same Joinder.  Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder.  Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6.The Security Agreement, as supplemented hereby, shall remain in full force and effect.

7.THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

8.This Joinder is being entered into by U.S. Bank Trust Company, National Association, not in its individual capacity, but solely in its capacity as Collateral Agent in the exercise of the powers and authority conferred and vested in it under the Indenture. The Agent shall be entitled to the rights, privileges, benefits, protections, immunities, and indemnities conferred on the Collateral Agent under the Indenture and the other Note Documents as if the provisions setting forth those rights, privileges, benefits, protections, immunities and indemnities are incorporated. here by this reference.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Annex I - 3

US-DOCS\130282224.4

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	[NAME OF NEW GRANTOR] By: Name: Title:

[NAME OF NEW GRANTOR]By:Name:Title:

AGENT:	U.S. Bank Trust company, National Association, AS COLLATERAL AGENT By: Name: Title:

[SIGNATURE PAGE TO JOINDER NO. ___ TO SECURITY AGREEMENT]

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this ___ day of ___________, 20__, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and U.S. Bank Trust company, National Association, in its capacity as Collateral Agent (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture, dated as of March 18, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”), by and among Independence Contract Drilling, Inc., a Delaware corporation (“Issuer”), the Guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee and Collateral Agent, the Issuer will issue Notes pursuant to the terms and conditions thereof;

WHEREAS, the Holders are willing to make the financial accommodations to Issuer as provided for in the Indenture and the other Note Documents, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Holders, that certain Security Agreement, dated as of March 18, 2022 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Agent, the Trustee and the Holders, this Copyright Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture, and this Copyright Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Each Grantor hereby unconditionally grants and pledges to Agent, for the benefit of the Agent, the Trustee and each Holder, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Copyright Collateral”):

US-DOCS\130282224.4

(a)all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)all renewals or extensions of the foregoing; and

(c)all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright exclusively licensed under any Intellectual Property License, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Copyright Intellectual Property License.

3.SECURITY FOR SECURED OBLIGATIONS.  This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Trustee, the Holders or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.SECURITY AGREEMENT.  The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Agent, the Trustee and the Holders, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.

5.AUTHORIZATION TO SUPPLEMENT.  Grantors shall give Agent and the Holders prior written notice of no less than five (5) Business Days before filing any additional application for registration of any copyright and prompt notice in writing of any additional copyright registrations granted therefor after the date hereof.  Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.COUNTERPARTS.  This Copyright Security Agreement is a Note Document.  This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement.  Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement.  Any party delivering an executed counterpart of this Copyright Security Agreement by

US-DOCS\130282224.4

telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement.

7.CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION.  THIS COPYRIGHT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

8.Intercreditor Agreement.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS AND SECURITY INTERESTS GRANTED TO THE AGENT PURSUANT TO THIS COPYRIGHT SECURITY AGREEMENT IN ANY COLLATERAL AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE AGENT WITH RESPECT TO ANY COLLATERAL HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT (AS DEFINED IN THE INDENTURE).  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS COPYRIGHT SECURITY AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

9.This Copyright Security Agreement is being entered into by U.S. Bank Trust Company, National Association, not in its individual capacity, but solely in its capacity as Collateral Agent in the exercise of the powers and authority conferred and vested in it under the Indenture.  The Agent shall be entitled to the rights, privileges, benefits, protections, immunities, and indemnities conferred on the Collateral Agent under the Indenture and the other Note Documents as if the provisions setting forth those rights, privileges, benefits, protections, immunities and indemnities are incorporated herein by this reference.

[signature page follows]

US-DOCS\130282224.4

IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	[NAME OF GRANTOR] By: Name: Title:

[NAME OF GRANTOR]By:Name:Title:

ACCEPTED AND ACKNOWLEDGED BY:
AGENT:	U.S. Bank Trust company, National Association, AS COLLATERAL AGENT By: Name: Title:

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT

Copyright Registrations

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

US-DOCS\130282224.4

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this ___ day of ___________, 20__, by and among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and U.S. Bank Trust company, National Association, in its capacity as Collateral Agent (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture, dated as of March 18, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”), by and among Independence Contract Drilling, Inc., a Delaware corporation (“Issuer”), the Guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee and Collateral Agent, the Issuer will issue Notes pursuant to the terms and conditions thereof;

WHEREAS, the Holders are willing to make the financial accommodations to Issuer as provided for in the Indenture and the other Note Documents, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Holders, that certain Security Agreement, dated as of March 18, 2022 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Agent, the Trustee and the Holders, this Patent Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture, and this Patent Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.  Each Grantor hereby unconditionally grants and pledges to Agent, for the benefit of the Agent, the Trustee and each Holder, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

US-DOCS\130282224.4

(a)all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

(c)all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

3.SECURITY FOR SECURED OBLIGATIONS.  This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Trustee, the Holders or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.SECURITY AGREEMENT.  The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Agent, the Trustee and the Holders, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

5.AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto.  Grantors shall give prompt notice in writing to Agent and the Holders with respect to any such new patent rights.  Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.COUNTERPARTS.  This Patent Security Agreement is a Note Document.  This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement.  Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of

US-DOCS\130282224.4

an original executed counterpart of this Patent Security Agreement.  Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

7.CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION.  THIS PATENT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

8.Intercreditor Agreement.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS AND SECURITY INTERESTS GRANTED TO THE AGENT PURSUANT TO THIS PATENT SECURITY AGREEMENT IN ANY COLLATERAL AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE AGENT WITH RESPECT TO ANY COLLATERAL HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT (AS DEFINED IN THE INDENTURE).  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS PATENT SECURITY AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

9.This Patent Security Agreement is being entered into by U.S. Bank Trust Company, National Association, not in its individual capacity, but solely in its capacity as Collateral Agent in the exercise of the powers and authority conferred and vested in it under the Indenture.  The Agent shall be entitled to the rights, privileges, benefits, protections, immunities, and indemnities conferred on the Collateral Agent under the Indenture and the other Note Documents as if the provisions setting forth those rights, privileges, benefits, protections, immunities and indemnities are incorporated herein by this reference.

[signature page follows]

US-DOCS\130282224.4

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	[NAME OF GRANTOR] By: Name: Title:

[NAME OF GRANTOR]By:Name:Title:

ACCEPTED AND ACKNOWLEDGED BY:
AGENT:	U.S. Bank Trust company, National Association, AS COLLATERAL AGENT By: Name: Title:

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

SCHEDULE I
to
PATENT SECURITY AGREEMENT

Patents

Grantor	Country	Patent	Application/ Patent No.	Filing Date

Patent Licenses

US-DOCS\130282224.4

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of _________ __, 20___ (this “Pledged Interests Addendum”), is delivered pursuant to Section 7 of the Security Agreement referred to below.  The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of March 18, 2022, (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to U.S. Bank Trust company, National Association, as Agent.  Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, in the Indenture, and this Pledged Interests Addendum shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.  The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Agent in the Security Agreement and any pledged company set forth on Schedule I shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

This Pledged Interests Addendum is a Note Document.  Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum.  If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 6 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

THIS PLEDGED INTERESTS ADDENDUM SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

______________________________By:Name: Title:

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SCHEDULE I
to
PLEDGED INTERESTS ADDENDUM

Pledged Interests

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

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EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this ___ day of ___________, 20__, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and U.S. Bank Trust company, National Association, in its capacity as Collateral Agent (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture, dated as of March 18, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”), by and among Independence Contract Drilling, Inc., a Delaware corporation (“Issuer”), the Guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee and Collateral Agent, the Issuer will issue Notes pursuant to the terms and conditions thereof;

WHEREAS, the Holders are willing to make the financial accommodations to Issuer as provided for in the Indenture and the other Note Documents, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Holders, that certain Security Agreement, dated as of March 18, 2022 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Agent, the Trustee and the Holders, this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture, and this Trademark Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby unconditionally grants and pledges to Agent, for the benefit of the Agent, the Trustee and each Holder, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising, but excluding any intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law; provided, that upon submission

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and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral (collectively, the “Trademark Collateral”):

(a)all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(c)all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.

3.SECURITY FOR SECURED OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Trustee, the Holders or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.SECURITY AGREEMENT.  The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Agent, the Trustee and the Holders, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5.AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto.  Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration.  Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.COUNTERPARTS.  This Trademark Security Agreement is a Note Document.  This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be

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deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement.  Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement.  Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

7.CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION.  THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

8.Intercreditor Agreement.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS AND SECURITY INTERESTS GRANTED TO THE AGENT PURSUANT TO THIS TRADEMARK SECURITY AGREEMENT IN ANY COLLATERAL AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE AGENT WITH RESPECT TO ANY COLLATERAL HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT (AS DEFINED IN THE INDENTURE).  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS TRADEMARK SECURITY AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

9.This Trademark Security Agreement is being entered into by U.S. Bank Trust Company, National Association, not in its individual capacity, but solely in its capacity as Collateral Agent in the exercise of the powers and authority conferred and vested in it under the Indenture.  The Agent shall be entitled to the rights, privileges, benefits, protections, immunities, and indemnities conferred on the Collateral Agent under the Indenture and the other Note Documents as if the provisions setting forth those rights, privileges, benefits, protections, immunities and indemnities are incorporated herein by this reference.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	[NAME OF GRANTOR] By: Name: Title:

[NAME OF GRANTOR]By:Name:Title:

ACCEPTED AND ACKNOWLEDGED BY:
AGENT:	U.S. Bank Trust company, National Association, as collateral agent By: Name: Title:

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date

Trade Names

Common Law Trademarks

Trademarks Not Currently In Use

Trademark Licenses

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